SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 16, 1997

                      LEHMAN HOME EQUITY LOAN TRUST 1996-1
(Exact name of registrant as specified in its charter)


          New York                   333-01451                     36-7142775
(State or Other Jurisdiction  (Commission File              (I.R.S. Employer
 of Incorporation)                    Number)   Identification No.)

c/o The First National Bank of Chicago.
Corporate Trust Services Division - 9th floor
1 N. State Street, Chicago IL                                     60670-0126
(Address of Principal Executive Offices)                           (Zip Code)



Registrant's telephone number, including area code:                312/407-1902

Item 5.        Other Events

   On behalf of Lehman Home Equity Loan Trust 1996-1, a Trust created pursuant to the Pooling Agreement, dated December 29, 1995, by The First National Bank of Chicago, as trustee for the Trust, the Trustee has caused to be filed with the Commission, the Monthly Report dated June 16,1997. The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly Report will occur subsequent to each monthly distribution to the holders of the Trust's Investor Certificates, Due February 15, 2027.

               A.      Monthly Report Information:
                       Aggregate distribution information for the current distribution date June 16, 1997.

                       Principal             Interest       Ending Balance

        Cede & Co.$1,958,889.06            $645,619.72     $120,369,056.98

               B. No delinquency in payment under the Transferor Certificate, or the Financial Guaranty Insurance Policy has occurred.

               C.      Have any deficiencies occurred?  NO.
                              Date:
                              Amount:

               D. Were any amounts paid or are any amounts payable under the Financial Guaranty Insurance Policy? NO
                              Amount:

               E. Are there any developments with respect to the Financial Guaranty Insurance Policy? NONE.

               F.      Item 1:  Legal Proceedings:  NONE

               G.      Item 2:  Changes in Securities:  NONE

               H.      Item 4:  Submission of Matters to a Vote of Security
                       Holders:  NONE

               I. Item 5: Other Information - Items 1, 2, 4, 5 if applicable: NOT APPLICABLE



Item 7.   Monthly Statements and Exhibits

          Exhibit No.
          1.   Monthly Statement to Certificateholders dated June 16, 19




               Statement to Certificateholders (Page 1 of 2)







               Distribution Date:                   5/15/97        6/16/97







                      INVESTOR CERTIFICATES DISTRIBUTION SUMMARY (PER $1000 ORIGINAL PRINCIPAL AMOUNT)





               A.     INTEREST & PRINCIPAL DISTRIBUTIONS TO INVESTORS







                      Investor Certificate Interest Distributed
4.171573       4.416306


       Investor Certificate Interest Shortfall Distributed
 0.000000      0.000000


   Remaining Unpaid Investor Certificate Interest Shortfall
      0.000000       0.000000







                      Managed Amortization Period ? (Yes=1; No=0)
               1      1


   Investors Certificate Principal Distributed
  6.323227       13.399611

 Principal Distribution Amount
 6.323227         12.932051


 Maximum Principal Payment
24.845008        27.816534


 Alternative Principal Payment
6.323227       12.932051


 Principal Collections less Additional Balances
3.694492      12.932051


Investor Loss Amount Distributed to Investors
0.000000      0.467559

Accelerated Principal Distribution Amount
       0.000000       0.000000


Credit Enhancement Draw Amount
0.00   0.00






  Total Amount Distributed to Certificateholders (P & I)
  10.494800      17.815916





B.     INVESTOR CERTIFICATE PRINCIPAL BALANCE
Beginning Investor Certificate Balance
"123,252,338.59 "     "122,327,946.05 "


 Ending Investor Certificate Balance
"122,327,946.05 "     "120,369,056.98 "


Beginning Invested Amount
"123,998,208.93 "     "123,073,816.39 "


Ending Invested Amount
"123,073,816.39"      "121,114,927.33 "


Investor Certificateholder Floating Allocation Percentage
 94.6786%       94.3620%



 Pool Factor                                 0.8367737      0.8233741



  Liquidation Loss Amount for Liquidated Loans
0.00   "72,436.48 "


Unreimbursed Liquidation Loss Amount
 0.00    0.00






Additional Servicing Fee
0.00  0.00

C.     POOL INFORMATION


Beginning Pool Balance
"130,967,456.07"      "130,427,358.27 "


Ending Pool Balance
"130,427,358.27"      "128,464,385.21 "


 Servicer Removals form the Trust (Section 2.06)
0.00   0.00

Servicing Fee
"54,569.77 "   "54,344.73"


D.     INVESTOR CERTIFICATE RATE

Investor Certificate Rate
5.937500%     5.937500%


LIBOR Rate
5.687500%      5.687500%


Maximum Rate
9.796877%      9.794904%



E.     DELINQUENCY & REO STATUS

 Delinquent 30-59 days

  No. of Accounts                                17      25



  Trust Balances
"997,637.50 "  "677,009.25 "


   Delinquent 60-89 days



  No. of Accounts                                7       5



 Trust Balances                                  "255,914.88 "
"233,300.78 "


      Delinquent 90+ days

     No. of Accounts                                14      17



Trust Balances
"510,367.11 "  "541,788.77 "


   Delinquent 9+ Months


    No. of Accounts                                10      10



Trust Balances             "866,961 "     "937,617"


                      REO


      No. of Accounts                                2       2



 Trust Balances
"395,058.52 "  "395,058.52 "



Statement to Certificateholders (Page 2 of 2)


Distribution Date:                                5/15/97        6/16/97

"IN WITNESS WHEREOF, the undersigned has caused this Certificate to be duly executed"
                          "this 9th day of  June, 1997"



 Countrywide Home Loans Formerly Known as Countrywide
Funding Corporation as Servicer




         _______________________________________

         Sam Ilagan

        Vice-President


Distribution List

"   Director, IPM - FSA"          Lupe Montero - Countrywide Home Loans


Barbara Grosse - First National Bank of Chicago
Richard Marron - Countrywide Home Loans
 Gail Brennan - Standard & Poor's Corp.
Dave Walker- Countrywide Home Loans



 Paul Marsilio - Lehman Brothers
Richard Pohl -Countrywide Home Loans


Margarette Carrette - Moody's Investors Service
Jose Baltasar - Countrywide Home Loans


 Brain Sulker - Hall - Countrywide Home Loans






        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                     LEHMAN HOME EQUITY LOAN TRUST 1996-1



                                     By  _______________________________________
                                       Name:          Barbara Grosse
                                       Title:         Assistant Vice President

Dated: June 30, 1997